                             LETTER OF TRANSMITTAL

                                TO TENDER UNITS

               (EACH UNIT CONSISTING OF ONE SHARE OF CALLABLE
      COMMON STOCK OF TOCOR II, INC., ONE SERIES T WARRANT TO PURCHASE
              ONE SHARE OF CENTOCOR, INC. COMMON STOCK AND ONE
                  CALLABLE WARRANT TO PURCHASE ONE SHARE OF
                      CENTOCOR, INC. COMMON STOCK)

                     IN EXCHANGE FOR SHARES OF COMMON STOCK

                                       OF

                                 CENTOCOR, INC.

                          PURSUANT TO PROSPECTUS
                               DATED      , 199


                            THE OFFER AND WITHDRAWAL
                RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
              ON [DAY],      , 199 , UNLESS THE OFFER IS EXTENDED.


To: The First National Bank of Boston, Depositary

         By Mail:          By Facsimile Transmission:         By Hand

 The First National Bank       617-575-2232            The First National Bank
        of Boston                                             of Boston
  Blue Hills Office Park            or                 Blue Hills Office Park
    150 Royall Street          617-575-2233              150 Royall Street
     Canton, MA 02021                                     Canton, MA 02021
    Mail Stop 45-02-05                                   Mail Stop 45-02-05


  Delivery of this instrument to an address, or transmission of instructions via a facsimile number, other than as set forth above does not constitute a valid delivery.

  Each Unit (as defined below) may be tendered only as a complete Unit (each unit consisting of one share of Callable Common Stock of Tocor II, Inc., one Series T Warrant to Purchase One Share of Centocor, Inc. Common Stock and one Callable Warrant to Purchase One Share of Centocor, Inc. Common Stock). Unitholders who cannot deliver their Units and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Prospectus) must tender their Units pursuant to the guaranteed delivery procedure set forth
in the Prospectus of Centocor, Inc. dated      , 199  (the "Prospectus") under
the caption "The Exchange Offer--Terms of the Exchange Offer--Procedure for Late Delivery of Tendered Units". See Instruction 2.

- --------------------------------------------------------------------------------
                         DESCRIPTION OF UNITS TENDERED

- --------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES)                        UNITS TENDERED
OF REGISTERED HOLDER(S)                      (ATTACH ADDITIONAL
(PLEASE FILL IN, IF BLANK)                    LIST IF NECESSARY)
- --------------------------------------------------------------------------------
                                             TOTAL NUMBER
                                               OF UNITS           NUMBER OF
                            CERTIFICATE      REPRESENTED BY        UNITS
                            NUMBER(S)        CERTIFICATE(S)       TENDERED*
                            ------------------------------------------------
                            ---------------------------------------------------
                            ---------------------------------------------------
                            ---------------------------------------------------
                            ---------------------------------------------------
                            ---------------------------------------------------
                            Total Units

- --------------------------------------------------------------------------------
 * Unless otherwise indicated, it will be assumed that all Units represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
- --------------------------------------------------------------------------------
[_] CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Tendering Unitholder(s) ________________________________

    Date of Execution of Notice of Guaranteed Delivery ________________

    Name of Institution which Guaranteed Delivery _____________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

  The undersigned hereby tenders to Centocor, Inc., a Pennsylvania corporation (the "Purchaser"), the above-described units (each unit consisting of one share of Callable Common Stock of Tocor II, Inc., a British Virgin Islands corporation (the "Company"), one Series T Warrant to Purchase One Share of Centocor, Inc. Common Stock and one Callable Warrant to Purchase One Share of Centocor, Inc. Common Stock) (the "Units"), upon the terms and subject to the
conditions set forth in the Purchaser's Prospectus dated      , 199 , receipt
of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Units tendered pursuant to the Offer.

  Upon the terms of the Offer, subject to and effective upon acceptance for exchange and exchange of the Units tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Units that are being tendered hereby (and any and all other securities issued or issuable in respect thereof on or after
     , 199 ) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units (and all such other securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Units (and all such other securities), together with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Units (and all such other securities) for transfer on the books of the Company and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and all such other securities), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints      ,       and       and each
of them and any other designees of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Units tendered hereby that have been accepted for exchange by the Purchaser prior to the time of any vote or other action (and any and all other
securities issued or issuable in respect thereof on or after      , 199 ), at
any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Units by the Purchaser in accordance with the terms of the Offer.

  Such acceptance for exchange shall, without further action, revoke any other proxy or written consent granted by the undersigned at any time with respect to such Units (and all such other securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby (and any and all other securities issued or issuable in respect thereof
on or after      , 199 ) and that when the same are accepted for exchange by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby (and all such other securities).

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Units pursuant to the procedure described in the Prospectus under the caption "The Exchange Offer--Terms of the Exchange Offer--Procedure for Tendering Units" and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including the tendering holder's representation and warranty that (a) such holder owns the Units tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Units complies with Rule 14e-4.

  Unless otherwise indicated under "Special Payment Instructions", please issue shares of Centocor, Inc. Common Stock to be issued in exchange for Units accepted for exchange, and return any Units not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail such shares of Centocor, Inc. Common Stock to be issued in exchange for Units accepted for exchange, and any certificates for Units not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue such shares of Centocor, Inc. Common Stock to be issued in exchange for Units accepted for exchange, and return any Units not tendered or not exchanged in the name(s) of, and mail said shares and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Units from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Units so tendered.



  SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 5, 6 AND 7)               (SEE INSTRUCTIONS 5 AND 7)

 To be completed ONLY if shares of         To be completed ONLY if shares of
 Centocor, Inc. Common Stock or            Centocor, Inc. Common Stock or
 certificates for Units not                certificates for Units not
 tendered or not purchased are to          tendered or not purchased are to
 be issued in the name of someone          be mailed to someone other than
 other than the undersigned.               the undersigned or to the
                                           undersigned at an address other
                                           than that shown below the
 Issue [_] shares of Centocor, Inc.        undersigned's signature(s).
           Common Stock

       [_] certificates for Units to:      Mail [_] shares of Centocor, Inc.
                                                    Common Stock

                                                [_] certificates for Units to:

 Name ..............................
           (Please Print)                  Name ..............................
                                                       (Please Print)
 Address ...........................
                                           Address ...........................
 ...................................
                          (Zip Code)
                                           ...................................
                                                       (Zip Code)
 ...................................
    (Taxpayer Identification No.)

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

     ...............................................................

     ...............................................................
                            Signature(s) of Owner(s)

     Dated ..................................................., 199

     Name(s)........................................................

     ...............................................................
                                 (Please Print)

     Capacity (full title)..........................................

     Address........................................................

     ...............................................................
                               (Include Zip Code)

     Area Code and Telephone No. ...................................

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Units or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see
     Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

     Name of Firm...................................................

     Authorized Signature...........................................

     Dated ..................................................., 199

                PAYER'S NAME: THE FIRST NATIONAL BANK OF BOSTON
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
 Name(s) as shown above on certificate(s) for Units (if joint ownership, list first and circle the name of the person or entity whose number you enter in
 Part I below).

- -------------------------------------------------------------------------------
 Address (if holder does not complete, signature in Part I below will constitute a certification that the address on the reverse hereof is correct).

- -------------------------------------------------------------------------------
 City, State, and Zip Code

- -------------------------------------------------------------------------------
                        PART 1--PLEASE PROVIDE YOUR    Social security number
                        TIN IN THE BOX AT RIGHT AND          or Employer
                        CERTIFY BY SIGNING AND          identification number
                        DATING BELOW.

 SUBSTITUTE                                            ----------------------
 FORM W-9              --------------------------------------------------------
 DEPARTMENT OF          PART 2--Awaiting TIN [_]
 THE TREASURY
 INTERNAL               For Payees exemt from backup withholding, see the
 REVENUE                enclosed Guidelines for Certification of Taxpayer
 SERVICE                Identification Number on Substitute Form W-9 and
                        Instruction 8 of this Letter of Transmittal.
                       --------------------------------------------------------
                        Certification--Under Penalties of Perjury, I certify that:

 PAYER'S REQUEST FOR    (1) The number shown on this form is my correct
 TAXPAYER                   Taxpayer Identification Number (or I am waiting
 IDENTIFICATION             for a number to be issued to me), and
 NUMBER (TIN)
                        (2) I am not subject to backup withholding either
                            because (a) I am exempt from backup withholding,
                            (b) I have not been notified by the Internal
                            Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                        CERTIFICATION INSTRUCTIONS.  You must cross out item
                        (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

                        SIGNATURE ______________  DATE _______
- -------------------------------------------------------------------------------


              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9

- -------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part II (and have completed this Certificate of Awaiting Taxpayer Identification Number), thirty-one (31) percent of all reportable payments made to me will be withheld until I provide a properly-certified Taxpayer Identification Number to the Exchange Agent.

 ----------------------------------      --------------------------------------
 Signature                               Date

 ------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered holder(s) of the Units tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Units are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Units. Certificates for all Units as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Holders who cannot deliver their Units and all other required documents to the Depositary by the Expiration Date must tender their Units pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Terms of the Exchange Offer--Procedure for Late Delivery of Tendered Units". Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (c) the certificates for all Units, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within five trading days on the National Market System of the National Association of Security Dealers, Inc. automated quotation system after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--Terms of the Exchange Offer--Procedure for Late Delivery of Tendered Units".

  The method of delivery of Units and all other required documents is at the option and risk of the tendering Unitholder. If certificates for Units are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

  No alternative, conditional or contingent tenders will be accepted, and no fractional or incomplete Units will be accepted for exchange. By executing this Letter of Transmittal (or facsimile thereof), the tendering holder waives any right to receive any notice of the acceptance for payment of the Units.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Units should be listed on a separate schedule attached hereto.

  4. Partial Tenders. If fewer than all the Units represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Units which are to be tendered in the box entitled "Number of Units Tendered". In such case, a new certificate for the remainder of the Units represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Units represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Units tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Units tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, no endorsements of certificates or separate stock powers are required unless shares of Centocor, Inc. Common Stock issued in exchange therefor are to be issued, or Units not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Units tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Units. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

  6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Units to it or its order pursuant to the Offer. If, however, shares of Centocor, Inc. Common Stock are to be issued to, or Units not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Units to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

  7. Special Payment and Delivery Instructions. If shares of Centocor, Inc. Common Stock are to be issued, or any Units not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if shares of Centocor, Inc. Common Stock or any certificates for Units not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments received upon the surrender of certificate(s), a holder thereof must, unless an exemption applies, provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for the surrender of certificate(s) may be subject to backup withholding of 31%.

  Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of certificate(s) representing Units. The TIN for an individual is his social security number. The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the certificate(s) must also complete the Certificate of Awaiting Taxpayer Identification Number on the reverse hereof in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Depositary will withhold 31% of payments to be made with respect to surrendered certificate(s) prior to the time it is provided with a properly-certified TIN.

  Exempt persons (including among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting a statement, signed under penalties of perjury, certifying such person's foreign status. Such statements can be obtained from the Depositary. A registered holder should consult with his tax advisor as to his qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

  For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Purchaser or the Information Agent at their respective addresses or telephone numbers set forth below.







                         (DO NOT WRITE IN SPACES BELOW)


 Date Received _______      Accepted By _________       Checked By __________

 ----------------------------------------------------------------------------

                                                                  CERTIFICATE
                                                                     BLOCK
    UNITS       UNITS      UNITS     NO. OF   CASH IN   UNITS     -----------
 SURRENDERED   TENDERED   ACCEPTED   SHARES    LIEU    RETURNED    NO.    NO.
 -----------   --------   --------   ------   -------  --------   -----  ----

 ----------------------------------------------------------------------------

 Delivery Prepared By _______      Checked By __________      Date __________

 ----------------------------------------------------------------------------

                                 CENTOCOR, INC.

                          200 Great Valley Parkway
                              Malvern, PA 19355
                               (215) 651-6000
                                (Call Collect)

                           The Information Agent is:

                             D.F. KING & CO., INC.

                               77 Water Street
                             New York, NY 10005
                        Call Toll-Free: (800) 669-5550